Hit Discovery Divestiture	9 Months Ended
Sep. 30, 2020
Discontinued Operations and Disposal Groups [Abstract]
Hit Discovery Divestiture

Note 16—Hit Discovery Divestiture

On March 16, 2020, the Company and Valo Health, Inc. (“Valo Health”, previously disclosed as “Integral Health, Inc.” and “NewCo”) executed an Agreement to divest select hit discovery capabilities (“Hit Discovery”, previously disclosed as “Early Discovery”). Valo Health purchased certain assets, including specified intellectual property, contracts and equipment used to conduct early stage hit identification and hit to lead discovery activities related to the identification, screening, and validation of compounds in early stage drug discovery from the Company. Additionally, certain of the Company’s employees terminated their employment with the Company and became employees of Valo Health.

In exchange, the Company is entitled to receive: $17.5 million in cash, of which $2.5 million was paid at closing, and $15.0 million is payable in installments through June 1, 2021 (the “Installment Receivable”); $0.5 million of reimbursements for expenses prepaid by the Company, the benefit of which was transferred to Valo Health; and equity consideration equal to $10.0 million of equity in Valo Health’s next financing round or, if Valo Health’s next equity financing does not occur prior to the one-year anniversary of the closing of the Agreement, a number of shares of preferred stock issued in Valo Health’s previous round of equity financing prior to this Agreement equal to $10.0 million divided by the price per share paid by investors in that previous equity financing (the “Equity Consideration”). Further, if Valo Health closes a financing that meets certain minimum thresholds prior to June 1, 2021, Valo Health will pay the Company the balance of the unpaid Installment Receivable. The Company is also eligible to receive low single digit future royalties on the aggregate net sales of any products that bind to a target in certain identified target classes, on a product-by-product and country-by-country basis during the periods of time commencing at the time of the first commercial sale of such product in such country, until the later of (i) the expiration of certain related patents and (ii) ten years after such first commercial sale (“Contingent Royalty Income”).

The Company concluded that substantially all of the fair value of the gross assets sold was not concentrated in a single identifiable asset or group of similar identifiable assets based on the value of the identifiable tangible and intangible assets sold and the employees transferred as part of the transaction. The Company concluded that the asset group transferred to Valo Health constituted a business as the Company transferred inputs and processes that are capable of producing outputs. Further, the Company concluded it no longer had a controlling interest in the divested business subsequent to the transaction. The Company recognized a gain representing the difference between the fair value of the consideration received and the carrying amount of the net assets sold.

The Company concluded the Equity Consideration is not a derivative instrument pursuant to ASC 815, Derivatives and Hedging, as it cannot be net settled. The Company does not have a significant influence on the operating and financial policies of Valo Health. As a result, the Equity Consideration is accounted for under ASC 321, Equity Securities. The Company recorded the equity instrument at fair value and is applying the measurement alternative under ASC 321 such that the Company will not change the amount recorded for the equity instrument unless the Company identifies observable price changes in orderly transactions for the identical or similar investment of the same issuer or the equity instrument is otherwise deemed to be impaired. The Company concluded the fair value of the Equity Consideration is $10.0 million based on the expected value of the equity to be received. As of the nine months ended September 30, 2020, there has been no impairment to the Equity Consideration.

The fair value of the Installment Receivable was calculated as the present value of future cash payments to be received from Valo Health using a discount rate of 19.0% which factors in the risks associated with an early-stage development company. The Company will use the effective interest rate to accrete the present value of the future payments to the total amount of payments to be received from Valo Health. The Company recorded the Installment Receivable in prepaid expenses and other current assets on the Company’s condensed consolidated balance sheet as of September 30, 2020. The fair value of the Equity Consideration is included in other assets on the Company’s condensed consolidated balance sheet. The fair value of the Contingent Royalty Income was determined to be de minimis given the remote likelihood the Company will receive any significant future payments.

The fair value of the total consideration to be received used in calculating the gain on Hit Discovery divestiture is summarized as follows (in thousands):

Fair Value
Cash consideration:
Cash due at closing	$2,961
Installment Receivable	12,593
Non-cash consideration:
Equity Consideration	$10,000

Total fair value of consideration	$25,554

The carrying value of the assets and liabilities included in the sale to Valo Health are as follows (in thousands):

Carrying Amount
Assets:
Prepaid expenses and other current assets	$1,117
Property and equipment, net	2,398
Other assets	125

$3,640

Liabilities:
Accounts payable	$159
Deferred revenue	1,239

$1,398

Net assets sold	$2,242

The Company recognized a gain on Hit Discovery divestiture of $23.3 million which is presented as a separate component of other income on the Company’s condensed consolidated statement of operations and comprehensive loss for the nine months ended September 30, 2020.

For the three and nine months ended September 30, 2020, the Company recorded interest income of approximately $0.7 million and $1.5 million, respectively, related to the accretion of the Installment Receivable. As of September 30, 2020, the carrying value of the Installment Receivable was $14.1 million.

Upon the execution of the Agreement, the Company accelerated the vesting of 23,317 stock options, 18,818 of which were held by employees who terminated employment with the Company as part of the transaction, in accordance with the respective award agreements. In addition, the Company modified 19,981 stock options to increase the exercise period from 90 days to one year from the date of termination for certain employees terminated in relation to the transaction. The incremental compensation expense associated with the modification was deemed immaterial. Separately, the Company recognized $0.5 million of research and development expense in the condensed consolidated statement of operations and comprehensive loss for the nine months ended September 30, 2020 related to a cash bonus payable as a result of the transaction. No corresponding research and development expense was recognized in the condensed consolidated statement of operations and comprehensive loss for the nine months ended September 30, 2020.